EXHIBIT 23.24

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 30, 1999 with respect to the financial statements of Uplink, Inc. in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                                /s/ Parente Randolph, PC

Williamsport, PA
January 31, 2000